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                                                                    EXHIBIT 3.11

                                                                       FORM D1-3

                                                                            9/99

                                 STATE OF HAWAII
                   DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                         BUSINESS REGISTRATION DIVISION
                              1010 Richards Street
              Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

                            ARTICLES OF INCORPORATION
                   (Section 4-15-54, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, for the purpose of forming a corporation under the laws of the State of Hawaii, do hereby make and execute these Articles of Incorporation:

The name of the corporation shall be:
                                        I

Cyber Cities Technologies, Inc.
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     The name must contain the word Corporation, Incorporated, or Limited or the abbreviation Corp., Inc., or Ltd.)

                                       II

The mailing address (must be a street address including number, street, city, state, and zip code) of the initial or principal office of the corporation is:

2928 Ualena Street Suite C Honolulu, Hawaii 96819
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                                       III

The aggregate number of common shares all of the same class which the corporation shall have authority to issue is:

1000
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                                       IV

The initial Board of Directors shall consist of One members whose names and residence addresses are as follows:

Name                                         Residence Address

Michael L. Bacon                             1430 Aalapapa Dr., Kailua, HI 96734
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                                                                       FORM DI-3

                                                                            9/99

                                        V

The officers of the corporation shall be a president, one or more vice presidents, a secretary and a treasurer, and such other officers and assistant officers as may be deemed necessary, who shall be appointed by the Board of Directors as shall be prescribed by the By-laws.

The following individuals are the initial officers of the corporation:

Office Title      Name                 Residence Address
------------      ----                 -----------------

President         Michael L. Bacon     1430 Aalapapa Dr. Kailua, HI 96734


Vice-President    Michael L. Bacon     1430 Aalapapa Dr. Kailua, HI 96734


Secretary         Michael L. Bacon     1430 Aalapapa Dr. Kailua, HI 96734


Treasurer         Michael L. Bacon     1430 Aalapapa Dr. Kailua, HI 96734


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                                       VI

The corporation shall have and continuously maintain in the State of Hawaii a registered office and a registered agent. If the corporation has an officer or director who is a resident of Hawaii, this requirement is optional.

  a. The name (and state or country of incorporation, if applicable) of the corporation's registered agent in the State of Hawaii is:

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            ((NAMED OF REGISTERED AGENT)        (STATE/COUNTRY OF INCORPORATION)

  b. The street address of the corporation's registered office in the State of Hawaii is:

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We certify that we have read the above statements and that the same are true and correct to the best of our knowledge and belief.

  Signed this 30          day of    December         1999
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  Michael L. Bacon
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  (Type/Print Name of Incorporator)

  /s/ MICHAEL L. BACON
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    (Signature of Incorporator)

SEE INSTRUCTIONS PAGE. The articles must be signed by at least one individual (incorporator).